UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Penske Automotive Group, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Penske Automative Group, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction (the “Proposed Transaction”) involving the Company and Motown Acquisition Corp. (“Buyer”), whereby Buyer will be merged with and into the Company, with the Company being the surviving corporation. Buyer is an entity owned by Penske Corporation, a Delaware corporation (“Penske Corporation”) and Mitsui & Co., Ltd., a Japanese company (“Mitsui”).

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

Exhibit 99.1	Email from the Company’s CEO provided to employees on October 15, 2026
Exhibit 99.2	Document made available to certain employees in leadership positions on October 15, 2026

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Additional Information Regarding the Transaction and Where to Find It

This communication relates to the Proposed Transaction involving the Company and Buyer contemplated by the agreement and plan of merger (the “Agreement and Plan of Merger”) by and between the Company and Buyer. In connection with the Proposed Transaction, the Company intends to file a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) relating to a special meeting of shareholders to approve the Proposed Transaction. The definitive proxy statement (if and when available) will be mailed to the Company’s stockholders seeking their approval of the Proposed Transaction and other related matters. The Company, Buyer and certain of their affiliates also intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the Proposed Transaction. The Company may also file other relevant documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the Proxy Statement, Schedule 13E-3, or any other document the Company, Buyer, Penske Corporation or Mitsui may file with the SEC in connection with the Proposed Transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, Schedule 13E-3 and any other documents containing important information about the Company and the Proposed Transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, shareholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.penskeautomotive.com/financials/sec-filings.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of the stockholders of the Company, filed with the SEC on March 20, 2026 (the “Annual Meeting Proxy Statement”), under the sections “Proposal 1 – Election of Directors,” “Executive Officers,” “Executive Compensation,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management,” and other documents subsequently filed by the Company with the SEC. Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended) are disclosed under the heading titled “Related Party Transactions” in the Annual Meeting Proxy Statement. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information set forth in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Beneficial Ownership on Forms 3 and 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Proxy Statement regarding the approval of the Proposed Transaction and other relevant documents to be filed with the SEC, including the Schedule 13E-3, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may include statements that are not statements of historical fact, or “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Proposed Transaction. In many cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside the Company’s and Buyer’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements.  Such forward-looking statements include, but are not limited to: the ability of Buyer and the Company to complete the transactions contemplated by the Agreement and Plan of Merger, including the parties’ ability to satisfy the conditions set forth in the Agreement and Plan of Merger; statements about the expected timetable for completing the Proposed Transaction, Buyer’s and the Company’s beliefs and expectations and statements about the benefits sought to be achieved in Buyer’s proposed acquisition of the Company, the potential effects of the acquisition on each of Buyer and the Company; as well as the possibility of any termination of the Agreement and Plan of Merger. These statements are based upon the current beliefs and expectations of Buyer’s and the Company’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the Proposed Transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the Proposed Transaction; the possibility that Buyer’s committed debt financing will not be available; uncertainties as to how many of the Company’s shareholders will vote in favor of the Proposed Transaction; the possibility that various conditions to the consummation of the Proposed Transaction may not be satisfied or waived; the ability to obtain necessary regulatory approvals or to obtain them on acceptable terms or within expected timing; the risk that any announcements relating to the Proposed Transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; the effects of disruption from the transactions contemplated by the Agreement and Plan of Merger and the impact of the announcement and pendency of the transactions on the Company’s business, including the ability of the Company to attract, retain and hire key personnel and to maintain relationships with customers, suppliers and others with whom the Company does business, employee departures, diversion of management’s time and attention from ordinary course business operations, or certain restrictions during the pendency of the Proposed Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that shareholder litigation in connection with the Proposed Transaction may result in significant costs of defense, indemnification and liability; the risk that there may be unexpected costs, charges or expenses resulting from the Proposed Transaction; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; and the impact of tariffs. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026, and its other filings made with the SEC. These and other filings made by the Company with the SEC are available at www.sec.gov.

The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.